SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 19, 2002
                                                  ------------------------------


                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW JERSEY                   001-11906                  22-2378738
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)



80  LITTLE  FALLS ROAD, FAIRFIELD, NEW JERSEY                            07004
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (973) 808-1819
                                                    ----------------------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

     On February 19, 2002, Measurement Specialties, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  The following exhibit is filed herewith:

EXHIBIT NO.          DESCRIPTION
-----------          -----------

Exhibit 99.1         Press Release dated February 19, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEASUREMENT SPECIALTIES, INC.

Date:   February 19, 2002              By:  /s/  Joseph R. Mallon, Jr.
                                            ---------------------------------
                                            Joseph  R.  Mallon,  Jr.
                                            Chairman and Chief Executive Officer


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